General And Administrative Expenses (Detail) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
General and Administrative Expenses:
Rent and utilities	$ 48	$ 59	$ 118	$ 100
Insurance	1	5	5	3
Telephone	4	6	10	9
Office services and supplies	13	12	25	30
Other	3	4	10	14
Total General and Administrative Expenses	$ 69	$ 86	$ 168	$ 156